Exhibit 99.1

Motorola Solutions Reports Third-Quarter 2016 Financial Results

Announces dividend increase of 15 percent to 47 cents per share

•	Sales of $1.5 billion, up 8 percent from a year ago, including $131 million from Airwave

•	Managed and Support Services up 55 percent; up 5 percent excluding Airwave

•	North America up 4 percent on strength in both Products and Services

•	Operating cash flow of $348 million, up 16 percent

•	GAAP earnings per share (EPS) from continuing operations[1] of $1.13, up 79 percent

•	Non-GAAP EPS from continuing operations* of $1.37, up 67 percent

CHICAGO – Nov. 3, 2016 – Motorola Solutions, Inc. (NYSE: MSI) today reported its earnings results for the third quarter of 2016. Click here for a printable news release and financial tables.

The company also today announced that its board of directors has increased its regular quarterly dividend by 15 percent to 47 cents per share. The next quarterly dividend will be payable in cash on Jan. 13, 2017, to stockholders of record at the close of business on Dec. 15, 2016.

“Q3 was an excellent quarter,” said Greg Brown, chairman and CEO of Motorola Solutions. “I’m pleased with our revenue growth and continued strong performance in earnings and cash flow generation.”

KEY FINANCIAL RESULTS (presented in millions, except per share data and percentages)

	Q3 2016	Q3 2015	% Change
Sales	$1,532	$1,422	8%

GAAP
Operating Earnings	$341	$231	48%
% of Sales	22.3%	16.2%
EPS from continuing operations	$1.13	$0.63	79%

Non-GAAP
Operating Earnings	$396	$292	36%
% of Sales	25.8%	20.5%
EPS from continuing operations	$1.37	$0.82	67%

Products Segment
Sales	$920	$925	(1)%
GAAP Operating Earnings	$225	$178	26%
% of Sales	24.5%	19.2%
Non-GAAP Operating Earnings	$243	$221	10%
% of Sales	26.4%	23.9%

Services Segment
Sales	$612	$497	23%
GAAP Operating Earnings	$116	$53	119%
% of Sales	19.0%	10.7%
Non-GAAP Operating Earnings	$153	$71	115%
% of Sales	25.0%	14.3%

*	Non-GAAP financial information excludes the after-tax impact of approximately $0.24 per diluted share related to share-based compensation, intangible assets amortization expense and highlighted items. Details on these non-GAAP adjustments and the use of non-GAAP measures are included later in this news release.

OTHER SELECTED FINANCIAL RESULTS

•	Revenue – Sales increased 8 percent, including $131 million in Airwave sales. Products segment sales declined 1 percent due to softness in Africa and China. The Services segment grew 23 percent including Airwave, while Managed and Support Services grew 5 percent excluding Airwave.

•	Operating margin – GAAP operating margin was 22.3 percent of sales, compared with 16.2 percent in the year-ago quarter. The improvement reflects higher sales and gross margin associated with Airwave, as well as lower operating expenses. Non-GAAP operating margin was 25.8 percent of sales, compared with 20.5 percent in the year-ago quarter, driven by higher sales and gross margin as well as $27 million in lower operating expenses compared with the year-ago quarter.

•	Taxes – The GAAP effective tax rate was 34 percent, compared with a tax rate of 36 percent in the year-ago quarter. The non-GAAP tax rate was 33 percent, compared with a non-GAAP tax rate of 35 percent in the year-ago quarter.

•	Cash flow – The company generated $348 million in operating cash from continuing operations, reflecting an increase of $47 million from the year-ago quarter. Free cash flow[2] was up $29 million to $280 million, driven by higher earnings.

•	Cash and cash equivalents – The company ended the quarter with cash and cash equivalents of $1.7 billion and a net debt position of approximately $3.4 billion[3]. The company repurchased approximately $109 million of its common stock and paid approximately $70 million in cash dividends.

KEY HIGHLIGHTS

Strategic wins

•	$37 million to expand a nationwide TETRA network in North Africa

•	$34 million in two P25 contracts with the U.S. federal government

•	$28 million for a P25 network in Latin America

•	$20 million for a P25 network with U.S. utility provider Xcel Energy

•	$12 million for call-taking and computer-aided dispatch (CAD) solutions, including five-year service contract with Los Angeles Police Department

Innovation and investments in growth

•	Announced plans to acquire Spillman Technologies, a provider of comprehensive law enforcement and public safety software solutions for computer-aided dispatch and records management systems. Spillman complements our high tier command center software offerings, which will help us meet the needs of a broader customer base

•	Announced new APXTM 8500 P25 all-band mobile radio, updated P25 network features and IMPRESTM 2 energy management system

BUSINESS OUTLOOK

Motorola Solutions expects fourth quarter revenue growth of 9 to 10 percent compared with the fourth quarter of 2015. This includes approximately $120 million of Airwave revenue. The company expects fourth-quarter non-GAAP earnings per share from continuing operations in the range of $1.82 to $1.87 per share.

CONFERENCE CALL AND WEBCAST

Motorola Solutions will host its quarterly conference call beginning at 4 p.m. U.S. Central Daylight Time (5 p.m. U.S. Eastern Daylight Time) on Thursday, Nov 3. The conference call will be webcast live with audio and slides at www.motorolasolutions.com/investor.

CONSOLIDATED GAAP RESULTS (presented in millions, except per share data)

A comparison of results from operations is as follows:

	Q3 2016	Q3 2015
Net sales	$1,532	$1,422

Gross margin	762	685
Operating earnings	341	231

Amounts attributable to Motorola Solutions, Inc. common stockholders
Earnings from continuing operations, net of tax	192	126
Net earnings	192	115
Diluted EPS from continuing operations	$1.13	$0.63
Weighted average diluted common shares outstanding	169.6	201.3

HIGHLIGHTED ITEMS AND SHARE-BASED COMPENSATION EXPENSE

The table below includes highlighted items, share-based compensation expense and intangible amortization for the third quarter of 2016.

(per diluted common share)	Q3 2016
GAAP Earnings from Continuing Operations	$1.13

Highlighted Items:
Share-based compensation expense	0.07
Reorganization of business charges	0.03
Intangibles amortization expense	0.14

Total Highlighted Items	0.24

Non-GAAP Diluted EPS from Continuing Operations	$1.37

USE OF NON-GAAP FINANCIAL INFORMATION

In addition to the GAAP results included in this presentation, Motorola Solutions also has included non-GAAP measurements of results. The company has provided these non-GAAP measurements to help investors better understand its core operating performance, enhance comparisons of core operating performance from period to period and allow better comparisons of operating performance to its competitors. Among other things, management uses these operating results, excluding the identified items, to evaluate performance of the businesses and to evaluate results relative to certain incentive compensation targets. Management uses operating results excluding these items because it believes this measurement enables it to make better period-to-period evaluations of the financial performance of core business operations. The non-GAAP measurements are intended only as a supplement to the comparable GAAP measurements and the company compensates for the limitations inherent in the use of non-GAAP measurements by using GAAP measures in conjunction with the non-GAAP measurements. As a result, investors should consider these non-GAAP measurements in addition to, and not in substitution for or as superior to, measurements of financial performance prepared in accordance with generally accepted accounting principles.

Highlighted items: The company has excluded the effects of highlighted items (and any reversals of highlighted items recorded in prior periods) from its non-GAAP operating expenses and net income measurements because the company believes that these historical items do not reflect expected future operating earnings or expenses and do not contribute to a meaningful evaluation of the company’s current operating performance or comparisons to the company’s past operating performance.

Share-based compensation expense: The company has excluded share-based compensation expense from its non-GAAP operating expenses and net income measurements. Although share-based compensation is a key incentive offered to the company’s employees and the company believes such compensation contributed to the revenue earned during the periods presented and also believes it will contribute to the generation of future period revenues, the company continues to evaluate its performance excluding share-based compensation expense primarily because it represents a significant non-cash expense. Share-based compensation expense will recur in future periods.

Intangible assets amortization expense: The company has excluded intangible assets amortization expense from its Non-GAAP operating expenses and net earnings measurements, primarily because it represents a non-cash expense and because the company evaluates its performance excluding intangible assets amortization expense. Amortization of intangible assets is consistent in amount and frequency but is significantly affected by the timing and size of the company’s acquisitions. Investors should note that the use of intangible assets contributed to the company’s revenues earned during the periods presented and will contribute to the company’s future period revenues as well. Intangible assets amortization expense will recur in future periods.

Details of the above items and reconciliations of the non-GAAP measurements to the corresponding GAAP measurements can be found at the end of this press release.

BUSINESS RISKS

This news release contains “forward-looking statements” within the meaning of applicable federal securities law. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. The company can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent the company’s views only as of today and should not be relied upon as representing the company’s views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause the company’s actual results to differ materially from the statements contained in this release. Such forward-looking statements include, but are not limited to, Motorola Solutions’ financial outlook for the fourth quarter 2016 and incremental revenues of Airwave. Motorola Solutions cautions the reader that the risk factors below, as well as those on pages 9 through 22 in Item 1A of Motorola Solutions 2015 Annual Report on Form 10-K and in its other SEC filings available for free on the SEC’s website at www.sec.gov and on Motorola Solutions’ website at www.motorolasolutions.com, could cause Motorola Solutions’ actual results to differ materially from those estimated or predicted in the forward-looking statements. Many of these risks and uncertainties cannot be controlled by Motorola Solutions, and factors that may impact forward-looking statements include, but are not limited to: (1) the economic outlook for the government communications industry; (2) the impact of foreign currency fluctuations on the company; (3) the level of demand for the company’s products; (4) the company’s ability to refresh existing and introduce new products and technologies in a timely manner; (5) negative impact on the company’s business from global economic and political conditions, which may include: (i) continued deferment or cancellation of purchase orders by customers; (ii) the inability of customers to obtain financing for purchases of the company’s products; (iii) increased demand to provide vendor financing to customers; (iv) increased financial pressures on third-party dealers, distributors and retailers; (v) the viability of the company’s suppliers that may no longer have access to necessary financing; (vi) counterparty failures negatively impacting the company’s financial position; (vii) changes in the value of investments held by the company’s pension plan and other defined benefit plans, which could impact future required or voluntary pension contributions; and (viii) the company’s ability to access the capital markets on acceptable terms and conditions; (6) the impact of a security breach or other significant disruption in the company’s IT systems, those of its partners or suppliers or those it sells to or operates or maintains for its customers; (7) the outcome of ongoing and future tax matters; (8) the company’s ability to purchase sufficient materials, parts and components to meet customer demand, particularly in light of global economic conditions and reductions in the company’s purchasing power; (9) risks related to dependence on certain key suppliers, subcontractors, third-party distributors and other representatives; (10) the impact on the company’s performance and financial results from strategic acquisitions or divestitures, including the acquisition of Airwave; (11) risks related to the company’s manufacturing and business operations in foreign countries; (12) the creditworthiness of the company’s customers and distributors, particularly purchasers of large infrastructure systems; (13) exposure under large systems and managed services contracts, including risks related to the fact that certain customers require that the company build, own and operate their systems, often over a multi-year period; (14) the ownership of certain logos, trademarks, trade names and service marks including “MOTOROLA” by Motorola Mobility Holdings, Inc.; (15) variability in income received from licensing the company’s intellectual property to others, as well as expenses incurred when the company licenses intellectual property from others; (16) unexpected liabilities or expenses, including unfavorable outcomes to any pending or future litigation or regulatory or similar proceedings; (17) the impact of the percentage of cash and cash equivalents held outside of the United States; (18) the ability of the company to pay future dividends due to possible adverse market conditions or adverse impacts on the company’s cash flow; (19) the ability of the company to repurchase shares under its repurchase program due to possible adverse market conditions or adverse impacts on the company’s cash flow; (20) the impact of changes in governmental policies, laws or regulations; (21) negative consequences from the company’s outsourcing of various activities, including certain manufacturing operations, information technology and administrative functions; (22) the impact of the sale of the company’s legacy information systems, including components of the enterprise resource planning (ERP) system and the implementation of a new ERP system; and (23) the company’s ability to settle the par value of its Senior Convertible Notes in cash. Motorola Solutions undertakes no obligation to publicly update any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

DEFINITIONS

[1]	Amounts attributable to Motorola Solutions, Inc. common shareholders

[2]	Free cash flow represents operating cash flow less capital expenditures

[3]	Net debt represents cash and cash equivalents less long-term debt, including current portion

ABOUT MOTOROLA SOLUTIONS

Motorola Solutions (NYSE: MSI) creates innovative, mission-critical communication solutions and services that help public safety and commercial customers build safer cities and thriving communities. For ongoing news, visit www.motorolasolutions.com/newsroom or subscribe to a news feed.

MEDIA CONTACT

Tama McWhinney

Motorola Solutions

+1 847-538-1865

tama.mcwhinney@motorolasolutions.com

INVESTOR CONTACT

Chris Kutsor

Motorola Solutions

+1 847-576-4995

chris.kutsor@motorolasolutions.com

MOTOROLA, MOTOROLA SOLUTIONS and the Stylized M Logo are trademarks or registered trademarks of Motorola Trademark Holdings, LLC and are used under license. All other trademarks are the property of their respective owners. ©2016 Motorola Solutions, Inc. All rights reserved.

GAAP-1

Motorola Solutions, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In millions, except per share amounts)

	Three Months Ended
	October 1, 2016	October 3, 2015
Net sales from products	$920	$925
Net sales from services	612	497

Net sales	1,532	1,422
Costs of products sales	398	395
Costs of services sales	372	342

Costs of sales	770	737

Gross margin	762	685

Selling, general and administrative expenses	247	259
Research and development expenditures	137	153
Other charges	6	40
Intangibles amortization	31	2

Operating earnings	341	231

Other income (expense):
Interest expense, net	(54)	(43)
Gains on sales of investments and businesses, net	7	10
Other	(1)	(1)

Total other expense	(48)	(34)

Earnings from continuing operations before income taxes	293	197
Income tax expense	100	71

Earnings from continuing operations	193	126
Loss from discontinued operations, net of tax	—	(11)

Net earnings	193	115
Less: Earnings attributable to noncontrolling interests	1	—

Net earnings attributable to Motorola Solutions, Inc.	$192	$115

Amounts attributable to Motorola Solutions, Inc. common stockholders:
Earnings from continuing operations, net of tax	$192	$126
Loss from discontinued operations, net of tax	—	(11)

Net earnings attributable to Motorola Solutions, Inc.	$192	$115

Earnings (loss) per common share:
Basic:
Continuing operations	$1.15	$0.63
Discontinued operations	—	(0.05)

	$1.15	$0.58

Diluted:
Continuing operations	$1.13	$0.63
Discontinued operations	—	(0.06)

	$1.13	$0.57

Weighted average common shares outstanding:
Basic	166.3	199.2
Diluted	169.6	201.3

	Percentage of Net Sales*
Net sales from products	60.1%	65.0%
Net sales from services	39.9%	35.0%

Net sales	100.0%	100.0%
Costs of products sales	43.3%	42.7%
Costs of services sales	60.8%	68.8%

Costs of sales	50.3%	51.8%

Gross margin	49.7%	48.2%

Selling, general and administrative expenses	16.1%	18.2%
Research and development expenditures	8.9%	10.8%
Other charges	0.4%	2.8%
Intangibles amortization	2.0%	0.1%

Operating earnings	22.3%	16.2%

Other income (expense):
Interest expense, net	(3.5)%	(3.0)%
Gains on sales of investments and businesses, net	0.5%	0.7%
Other	(0.1)%	(0.1)%

Total other expense	(3.1)%	(2.4)%

Earnings from continuing operations before income taxes	19.1%	13.9%
Income tax expense	6.5%	5.0%

Earnings from continuing operations	12.6%	8.9%
Loss from discontinued operations, net of tax	—%	(0.8)%
Net earnings	12.6%	8.1%

Less: Earnings attributable to noncontrolling interests	0.1%	—%
Net earnings attributable to Motorola Solutions, Inc.	12.5%	8.1%

*	Percentages may not add up due to rounding

GAAP-2

Motorola Solutions, Inc. and Subsidiaries

Condensed Consolidated Statements of Operations

(In millions, except per share amounts)

	Nine Months Ended
	October 1, 2016	October 3, 2015
Net sales from products	$2,423	$2,550
Net sales from services	1,732	1,463

Net sales	4,155	4,013
Costs of products sales	1,124	1,139
Costs of services sales	1,090	993

Costs of sales	2,214	2,132

Gross margin	1,941	1,881

Selling, general and administrative expenses	722	769
Research and development expenditures	411	468
Other charges	61	33
Intangibles amortization	83	6

Operating earnings	664	605

Other income (expense):
Interest expense, net	(157)	(122)
Gains (losses) on sales of investments and businesses, net	(13)	60
Other	(12)	(3)

Total other expense	(182)	(65)

Earnings from continuing operations before income taxes	482	540
Income tax expense	164	175

Earnings from continuing operations	318	365
Loss from discontinued operations, net of tax	—	(32)

Net earnings	318	333
Less: Earnings attributable to noncontrolling interests	1	2

Net earnings attributable to Motorola Solutions, Inc.	$317	$331

Amounts attributable to Motorola Solutions, Inc. common stockholders:
Earnings from continuing operations, net of tax	$317	$363
Loss from discontinued operations, net of tax	—	(32)

Net earnings attributable to Motorola Solutions, Inc.	$317	$331

Earnings (loss) per common share:
Basic:
Continuing operations	$1.85	$1.75
Discontinued operations	—	(0.15)

	$1.85	$1.60

Diluted:
Continuing operations	$1.82	$1.74
Discontinued operations	—	(0.16)

	$1.82	$1.58

Weighted average common shares outstanding:
Basic	171.0	207.2
Diluted	174.0	209.2

	Percentage of Net Sales*
Net sales from products	58.3%	63.5%
Net sales from services	41.7%	36.5%

Net sales	100.0%	100.0%
Costs of products sales	46.4%	44.7%
Costs of services sales	62.9%	67.9%

Costs of sales	53.3%	53.1%

Gross margin	46.7%	46.9%

Selling, general and administrative expenses	17.4%	19.2%
Research and development expenditures	9.9%	11.7%
Other charges	1.5%	0.8%
Intangibles amortization	2.0%	0.1%

Operating earnings	16.0%	15.1%

Other income (expense):
Interest expense, net	(3.8)%	(3.0)%
Gains (losses) on sales of investments and businesses, net	(0.3)%	1.5%
Other	(0.3)%	(0.1)%

Total other expense	(4.4)%	(1.6)%

Earnings from continuing operations before income taxes	11.6%	13.5%
Income tax expense	3.9%	4.4%

Earnings from continuing operations	7.7%	9.1%
Loss from discontinued operations, net of tax	—%	(0.8)%
Net earnings	7.7%	8.3%

Less: Earnings attributable to noncontrolling interests	—%	—%
Net earnings attributable to Motorola Solutions, Inc.	7.6%	8.2%

*	Percentages may not add up due to rounding

GAAP-3

Motorola Solutions, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(In millions)

	October 1, 2016	December 31, 2015
Assets
Cash and cash equivalents	$1,687	$1,980
Accounts receivable, net	1,164	1,362
Inventories, net	283	296
Other current assets	670	954
Current assets held for disposition	—	27

Total current assets	3,804	4,619

Property, plant and equipment, net	780	487
Investments	238	231
Deferred income taxes	2,187	2,278
Goodwill	597	420
Other assets	1,013	271
Non-current assets held for disposition	—	40

Total assets	$8,619	$8,346

Liabilities and Stockholders’ Equity
Current portion of long-term debt	$5	$4
Accounts payable	406	518
Accrued liabilities	1,750	1,671

Total current liabilities	2,161	2,193

Long-term debt	5,044	4,345
Other liabilities	2,062	1,904

Total Motorola Solutions, Inc. stockholders’ equity (deficit)	(659)	(106)

Noncontrolling interests	11	10

Total liabilities and stockholders’ equity	$8,619	$8,346

Financial Ratios:
Net cash (debt)*	$(3,362)	$(2,369)

*	Net cash (debt) = Total cash - Current portion of long-term debt - Long-term debt

GAAP-4

Motorola Solutions, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In millions)

	Three Months Ended
	October 1, 2016	October 3, 2015
Operating

Net earnings attributable to Motorola Solutions, Inc.	$192	$115
Earnings attributable to noncontrolling interests	1	—

Net earnings	193	115
Loss from discontinued operations, net of tax	—	(11)

Earnings from continuing operations, net of tax	193	126
Adjustments to reconcile Earnings from continuing operations to Net cash provided by operating activities:
Depreciation and amortization	76	32
Non-cash other charges	8	38
Share-based compensation expense	16	18
Gains on sales of investments and businesses, net	(7)	(10)
Deferred income taxes	72	72
Changes in assets and liabilities, net of effects of acquisitions, dispositions, and foreign currency translation adjustments:
Accounts receivable	(82)	(88)
Inventories	2	4
Other current assets	(37)	10
Accounts payable and accrued liabilities	138	96
Other assets and liabilities	(31)	3

Net cash provided by operating activities	348	301

Investing
Acquisitions and investments, net	(95)	(57)
Proceeds from sales of investments and businesses, net	84	39
Capital expenditures	(68)	(50)
Proceeds from sales of property, plant and equipment	22	1

Net cash used for investing activities	(57)	(67)

Financing
Repayment of debt	(1)	(1)
Net proceeds from issuance of debt	—	976
Issuance of common stock	41	33
Purchase of common stock	(109)	(2,058)
Payment of dividends	(70)	(70)

Net cash used for financing activities	(139)	(1,120)

Effect of exchange rate changes on cash and cash equivalents	(10)	(26)

Net increase (decrease) in cash and cash equivalents	142	(912)
Cash and cash equivalents, beginning of period	1,545	3,112

Cash and cash equivalents, end of period	$1,687	$2,200

Financial Ratios:
Free cash flow*	$280	$251

*	Free cash flow = Net cash provided by operating activities - Capital Expenditures

GAAP-5

Motorola Solutions, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(In millions)

	Nine Months Ended
	October 1, 2016	October 3, 2015
Operating

Net earnings attributable to Motorola Solutions, Inc.	$317	$331
Earnings attributable to noncontrolling interests	1	2

Net earnings	318	333
Loss from discontinued operations, net of tax	—	(32)

Earnings from continuing operations, net of tax	318	365
Adjustments to reconcile Earnings from continuing operations to Net cash provided by operating activities:
Depreciation and amortization	220	113
Non-cash other charges	43	43
Non-U.S. pension curtailment gain	—	(32)
Share-based compensation expense	52	58
Losses (gains) on sales of investments and businesses, net	13	(60)
Deferred income taxes	143	127
Changes in assets and liabilities, net of effects of acquisitions, dispositions, and foreign currency translation adjustments:
Accounts receivable	245	167
Inventories	—	(21)
Other current assets	(102)	38
Accounts payable and accrued liabilities	(224)	(152)
Other assets and liabilities	(56)	(39)

Net cash provided by operating activities	652	607

Investing
Acquisitions and investments, net	(1,215)	(150)
Proceeds from sales of investments and businesses, net	637	150
Capital expenditures	(211)	(131)
Proceeds from sales of property, plant and equipment	68	2

Net cash used for investing activities	(721)	(129)

Financing
Repayment of debt	(3)	(3)
Net proceeds from issuance of debt	673	976
Issuance of common stock	80	69
Purchase of common stock	(728)	(2,996)
Excess tax benefit from share-based compensation	—	1
Payment of dividends	(213)	(218)

Net cash used for financing activities	(191)	(2,171)

Effect of exchange rate changes on cash and cash equivalents	(33)	(61)

Net decrease in cash and cash equivalents	(293)	(1,754)
Cash and cash equivalents, beginning of period	1,980	3,954

Cash and cash equivalents, end of period	$1,687	$2,200

Financial Ratios:
Free cash flow*	$441	$476

*	Free cash flow = Net cash provided by operating activities - Capital Expenditures

GAAP-6

Motorola Solutions, Inc. and Subsidiaries

Segment Information

(In millions)

Net Sales

	Three Months Ended
	October 1, 2016	October 3, 2015	% Change
Products	$920	$925	(1)%
Services	612	497	23%

Total Motorola Solutions	$1,532	$1,422	8%

	Nine Months Ended
	October 1, 2016	October 3, 2015	% Change
Products	$2,423	$2,550	(5)%
Services	1,732	1,463	18%

Total Motorola Solutions	$4,155	$4,013	4%

Operating Earnings

	Three Months Ended
	October 1, 2016	October 3, 2015	% Change
Products	$225	$178	26%
Services	116	53	119%

Total Motorola Solutions	$341	$231	48%

	Nine Months Ended
	October 1, 2016	October 3, 2015	% Change
Products	$404	$413	(2)%
Services	260	192	35%

Total Motorola Solutions	$664	$605	10%

Operating Earnings %

	Three Months Ended
	October 1, 2016	October 3, 2015
Products	24.5%	19.2%
Services	19.0%	10.7%

Total Motorola Solutions	22.3%	16.2%

	Nine Months Ended
	October 1, 2016	October 3, 2015
Products	16.7%	16.2%
Services	15.0%	13.1%

Total Motorola Solutions	16.0%	15.1%

Non-GAAP-1

Motorola Solutions, Inc. and Subsidiaries

Non-GAAP Adjustments (Intangibles Amortization Expense, Share-Based Compensation Expense and Highlighted Items)

Q1 2016

Non-GAAP Adjustments	Statement Line	PBT (Inc)/Exp	Tax Inc/(Exp)	PAT (Inc)/Exp	EPS impact
Share-based compensation expense	Cost of sales, SG&A and R&D	$17	$6	$11	$0.06
Reorganization of business charges	Cost of sales and Other charges	23	8	15	0.08
Intangibles amortization expense	Intangibles amortization	13	3	10	0.06
Acquisition related transaction fees	Other charges	13	—	13	0.07
Loss on investment in United Kingdom treasuries	Other expense (income)	19	7	12	0.07
Realized foreign currency loss on acquisition	Other expense (income)	10	3	7	0.04
Loss on sale of Malaysia facility and operations	Other expense (income)	7	—	7	0.04

Total impact on Net earnings		$102	$27	$75	$0.42

Q2 2016

Non-GAAP Adjustments	Statement Line	PBT (Inc)/Exp	Tax Inc/(Exp)	PAT (Inc)/Exp	EPS impact
Share-based compensation expense	Cost of sales, SG&A and R&D	$18	$6	$12	$0.07
Reorganization of business charges	Cost of sales and Other charges	27	7	20	0.12
Intangibles amortization expense	Intangibles amortization	38	8	30	0.17
Building impairment	Other charges	17	6	11	0.06

Total impact on Net earnings		$100	$27	$73	$0.42

Q3 2016

Non-GAAP Adjustments	Statement Line	PBT (Inc)/Exp	Tax Inc/(Exp)	PAT (Inc)/Exp	EPS impact
Share-based compensation expense	Cost of sales, SG&A and R&D	$17	$5	$12	$0.07
Reorganization of business charges	Cost of sales and Other charges	7	2	5	0.03
Intangibles amortization expense	Intangibles amortization	31	7	24	0.14

Total impact on Net earnings		$55	$14	$41	$0.24

Non-GAAP-2

Motorola Solutions, Inc. and Subsidiaries

Non-GAAP Segment Information

(In millions)

Net Sales

	Three Months Ended
	October 1, 2016	October 3, 2015	% Change
Products	$920	$925	(1)%
Services	612	497	23%

Total Motorola Solutions	$1,532	$1,422	8%

	Nine Months Ended
	October 1, 2016	October 3, 2015	% Change
Products	$2,423	$2,550	(5)%
Services	1,732	1,463	18%

Total Motorola Solutions	$4,155	$4,013	4%

Non-GAAP Operating Earnings

	Three Months Ended
	October 1, 2016	October 3, 2015	% Change
Products	$243	$221	10%
Services	153	71	115%

Total Motorola Solutions	$396	$292	36%

	Nine Months Ended
	October 1, 2016	October 3, 2015	% Change
Products	$503	$487	3%
Services	383	221	73%

Total Motorola Solutions	$886	$708	25%

Non-GAAP Operating Earnings %

	Three Months Ended
	October 1, 2016	October 3, 2015
Products	26.4%	23.9%
Services	25.0%	14.3%

Total Motorola Solutions	25.8%	20.5%

	Nine Months Ended
	October 1, 2016	October 3, 2015
Products	20.8%	19.1%
Services	22.1%	15.1%

Total Motorola Solutions	21.3%	17.6%

Non-GAAP-3

Motorola Solutions, Inc. and Subsidiaries

Operating Earnings after Non-GAAP Adjustments

Q1 2016

	TOTAL	Products	Services
Net sales	$1,193	$702	$491
Operating earnings (“OE”)	$100	$51	$49

Above-OE non-GAAP adjustments:
Share-based compensation expense	17	11	6
Reorganization of business charges	23	21	2
Intangibles amortization expense	13	1	12
Acquisition related transaction fees	13	—	13

Total above-OE non-GAAP adjustments	66	33	33

Operating earnings after non-GAAP adjustments	$166	$84	$82

Operating earnings as a percentage of net sales - GAAP	8.4%	7.3%	10.0%
Operating earnings as a percentage of net sales - after non-GAAP adjustments	13.9%	12.0%	16.7%

Q2 2016

	TOTAL	Products	Services
Net sales	$1,430	$801	$629
Operating earnings (“OE”)	$224	$129	$95

Above-OE non-GAAP adjustments:
Share-based compensation expense	18	12	6
Reorganization of business charges	27	21	6
Intangibles amortization expense	38	2	36
Building impairment	17	12	5

Total above-OE non-GAAP adjustments	100	47	53

Operating earnings after non-GAAP adjustments	$324	$176	$148

Operating earnings as a percentage of net sales - GAAP	15.7%	16.1%	15.1%
Operating earnings as a percentage of net sales - after non-GAAP adjustments	22.7%	22.0%	23.5%

Q3 2016

	TOTAL	Products	Services
Net sales	$1,532	$920	$612
Operating earnings (“OE”)	$341	$225	$116

Above-OE non-GAAP adjustments:
Share-based compensation expense	17	11	6
Reorganization of business charges	7	5	2
Intangibles amortization expense	31	2	29

Total above-OE non-GAAP adjustments	55	18	37

Operating earnings after non-GAAP adjustments	$396	$243	$153

Operating earnings as a percentage of net sales - GAAP	22.3%	24.5%	19.0%
Operating earnings as a percentage of net sales - after non-GAAP adjustments	25.8%	26.4%	25.0%